FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 December 6, 1999



                       CONTINENTAL INVESTMENT CORPORATION
             (Exact name of registrant as specified in its charter)




        Georgia                     0-3743               58-0705228
       (State or other            (Commission           (IRS Employer)
        jurisdiction of              File No.)          Identification No.)
        incorporation)





                     10254 MILLER ROAD, DALLAS, TEXAS 75238
               (Address of principal executive offices) (Zip Code)

                                 (214) 691-1100
              (Registrant's telephone number, including area code)








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ITEM 3  BANKRUPTCY OR RECEIVERSHIP


     As evidenced by the accompanying press release, on December 6, 1999 Continental Investment Corporation consented to relief pursuant to Chapter 11 of the Bankruptcy Code in the United States Bankruptcy court for the Northern District of Texas-Dallas Division.










Electronically Filed:  December 9, 1999

                                             CONTINENTAL INVESTMENT CORPORATION


                                             By:  /S/ J. B. Morris
                                                  ------------------
                                                  J. B. Morris, President